Exhibit 32.2.2

Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

I, Kirkland B. Andrews, the Chief Financial Officer of Consolidated Edison Company of New York, Inc. (the “Company”) certify that the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (the “Form 10-Q”), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kirkland B. Andrews
Kirkland B. Andrews

Date: August 6, 2026